UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2015

EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Exterran Holdings, Inc. (“we,” “our” or “us”) previously announced the planned separation of our United States (“U.S.”) contract operations and U.S. aftermarket services businesses from our international contract operations, international aftermarket services and global fabrication businesses (the “separation”).  Upon completion of the planned separation, Exterran Corporation (“SpinCo”) will own our international contract operations, international aftermarket services and global fabrication businesses.

RemainCo Credit Facility

In preparation for the planned separation, on July 10, 2015, we and our wholly owned subsidiary, Archrock Services, L.P. (the “RemainCo Borrower”), entered into a credit agreement (the “RemainCo Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), as the administrative agent, and various financial institutions as lenders.  The RemainCo Credit Agreement provides for a revolving credit facility to be made available to the RemainCo Borrower in an aggregate amount of $300 million (the “RemainCo Credit Facility”).  Availability under the RemainCo Credit Facility is subject to the satisfaction of certain conditions precedent, including (i) the payoff and termination of that certain Senior Secured Credit Agreement, dated as of July 8, 2011, by and among us, Wells Fargo, as administrative agent, and the other lenders from time to time party thereto and (ii) the consummation of the separation on or before October 30, 2015 (the date on which those conditions precedent are satisfied is referred to as the “RemainCo Initial Availability Date”).  If the RemainCo Initial Availability Date does not occur on or before October 30, 2015, the RemainCo Credit Facility will terminate. No borrowings are outstanding under the RemainCo Credit Facility because the RemainCo Initial Availability Date has not yet occurred.

The RemainCo Credit Facility will mature on the date that is five years after the RemainCo Initial Availability Date.  The RemainCo Borrower’s obligations under the RemainCo Credit Facility will be guaranteed by us and all of our Significant Domestic Subsidiaries (as defined in the RemainCo Credit Agreement).  In addition, the RemainCo Borrower’s obligations under the RemainCo Credit Facility will be secured by (1) substantially all our assets and substantially all of the assets of the RemainCo Borrower and our Significant Domestic Subsidiaries located in the U.S., including certain real property, and (2) all of the equity interests of our U.S. restricted subsidiaries (excluding Exterran General Partner, L.P. and Exterran GP LLC), all limited partner units and subordinated units in Exterran Partners, L.P. we and our subsidiaries own and 65% of the voting equity interests in certain of our first-tier foreign subsidiaries.

The RemainCo Borrower will have the ability to request the issuance of letters of credit under the RemainCo Credit Facility in an aggregate amount of up to $50 million.  Subject to certain conditions, at the request of the RemainCo Borrower and with the consent of the participating lenders, the total commitments under the RemainCo Credit Facility may be increased from time to time after the RemainCo Initial Availability Date by an aggregate amount of up to $150 million.

Borrowings under the RemainCo Credit Facility will bear interest at an interest rate equal to, at the RemainCo Borrower’s option, either the Base Rate or LIBOR plus the applicable margin.  “Base Rate” means the greatest of (a) the prime rate, (b) the federal funds effective rate plus 0.50% and (c) one-month LIBOR plus 1.00%.  The applicable margin for borrowings varies (i) in the case of LIBOR loans, from 1.75% to 2.75% and (ii) in the case of Base Rate loans, from 0.75% to 1.75%, and will be determined based on a total leverage ratio pricing grid. In addition, the RemainCo Borrower is required to pay (i) ticking fees of 0.30% based on the commitment amounts during the period from and after September 23, 2015 until the earlier of the RemainCo Initial Availability Date and the termination of the commitments and (ii) from and after the RemainCo Initial Availability Date, commitment fees based on the daily unused amount of the RemainCo Credit Facility in an amount per annum equal to an applicable percentage, which ranges from 0.25% to 0.50% and is determined based on the total leverage ratio pricing grid. The RemainCo Borrower will not be required to pay any ticking fees if the RemainCo Initial Availability Date occurs prior to September 23, 2015.

The RemainCo Credit Agreement contains various covenants with which we, the RemainCo Borrower and their respective restricted subsidiaries must comply beginning on the RemainCo Initial Availability Date, including, but not limited to, limitations on the incurrence of indebtedness, investments, liens on assets, repurchasing equity and making distributions, transactions with affiliates, mergers, consolidations, dispositions of assets and other provisions customary in similar types of agreements. We must maintain, on a consolidated basis, as of the last day of each period of four consecutive fiscal quarters (beginning on the last day of the fiscal quarter during which the RemainCo Initial Availability Date occurs) an Interest Coverage Ratio of not less than 2.25:1.00 and a Total Leverage Ratio of not greater than 4.25:1.00 (except that the Total Leverage Ratio during a Specified Acquisition Period (as defined in the RemainCo Credit Agreement) shall not be greater than 4.75:1.00), as they are defined in the RemainCo Credit Agreement.  The RemainCo Credit Agreement also contains various customary representations and warranties and events of default.

The foregoing description of the RemainCo Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the RemainCo Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

SpinCo Credit Facility

In addition, on July 10, 2015, Exterran Energy Solutions, L.P. (“EESLP”) and SpinCo entered into a credit agreement (the “SpinCo Credit Agreement”) with Wells Fargo, as the administrative agent, and various financial institutions as lenders.  The SpinCo Credit Agreement provides for a revolving credit facility to be made available to EESLP in an aggregate amount of $750 million (the “SpinCo Credit Facility”).  Availability under the SpinCo Credit Facility is subject to the satisfaction of certain conditions precedent, including the consummation of the separation on or before October 30, 2015 (the date on which those conditions precedent are satisfied is referred to as the “SpinCo Initial Availability Date”).  If the SpinCo Initial Availability Date does not occur on or before October 30, 2015, the SpinCo Credit Facility will terminate. No borrowings are outstanding under the SpinCo Credit Facility because the SpinCo Initial Availability Date has not yet occurred.

The SpinCo Credit Facility will mature on the date that is five years after the SpinCo Initial Availability Date.  EESLP’s obligations under the SpinCo Credit Facility will be guaranteed by SpinCo and all of SpinCo’s Significant Domestic Subsidiaries (as defined in the SpinCo Credit Agreement).  In addition, EESLP’s obligations under the SpinCo Credit Facility will be secured by (1) substantially all of the assets of EESLP, SpinCo and SpinCo’s Significant Domestic Subsidiaries located in the U.S., including certain real property, and (2) all of the equity interests of the U.S. restricted subsidiaries of SpinCo (other than certain excluded subsidiaries) and 65% of the voting equity interests in certain first-tier foreign subsidiaries of SpinCo.

EESLP will have the ability to borrow in U.S. dollars or Euros under the SpinCo Credit Facility and to request the issuance of letters of credit in an aggregate amount of up to $500 million.  Subject to certain conditions, at the request of EESLP and with the consent of the participating lenders, the total commitments under the SpinCo Credit Facility may be increased from time to time after the SpinCo Initial Availability Date by an aggregate amount of up to $350 million.

Borrowings under the SpinCo Credit Facility will bear interest at an interest rate equal to, at EESLP’s option, either the Base Rate or LIBOR (or EURIBOR, in the case of Euro-denominated borrowings) plus the applicable margin.  “Base Rate” means the greatest of (a) the prime rate, (b) the federal funds effective rate plus 0.50% and (c) one-month LIBOR plus 1.00%.  The applicable margin for borrowings varies (i) in the case of LIBOR loans, from 1.50% to 2.75% and (ii) in the case of Base Rate loans, from 0.50% to 1.75%, and will be determined based on a total leverage ratio pricing grid. In addition, EESLP is required to pay (i) ticking fees of 0.30% based on the commitment amounts during the period from and after September 23, 2015 until the earlier of the SpinCo Initial Availability Date and the termination of the commitments and (ii) from and after the SpinCo Initial Availability Date, commitment fees based on the daily unused amount of the SpinCo Credit Facility in an amount per annum equal to an applicable percentage, which ranges from 0.25% to 0.50% and is determined based on the total leverage ratio pricing grid. EESLP will not be required to pay any ticking fees if the SpinCo Initial Availability Date occurs prior to September 23, 2015.

The SpinCo Credit Agreement contains various covenants with which EESLP, SpinCo and their respective restricted subsidiaries must comply beginning on the SpinCo Initial Availability Date, including, but not limited to, limitations on the incurrence of indebtedness, investments, liens on assets, repurchasing equity and making distributions, transactions with affiliates, mergers, consolidations, dispositions of assets and other provisions customary in similar types of agreements. SpinCo must maintain, on a consolidated basis, as of the last day of each period of four consecutive fiscal quarters (beginning on the last day of the fiscal quarter during which the SpinCo Initial Availability Date occurs) an Interest Coverage Ratio of not less than 2.25:1.00, a Total Leverage Ratio of not greater than 4.50:1.00 and a Senior Secured Leverage ratio of not greater than 2.75:1.00, as they are defined in the SpinCo Credit Agreement.  The SpinCo Credit Agreement also contains various customary representations and warranties and events of default.

The foregoing description of the SpinCo Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the SpinCo Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.02                                           Results of Operations & Financial Condition.

On July 13, 2015, we issued a press release announcing certain preliminary financial results for our international contract operations, international aftermarket services and global fabrication businesses for the quarter ended June 30, 2015.  A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filings under the Exchange Act or the Securities Act of 1933 (the “Securities Act”), as amended, unless specifically identified therein as being incorporated therein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2015, our board of directors (the “Board”) announced that William M. Goodyear, John P. Ryan, Christopher T. Seaver, Richard R. Stewart and Ieda Gomes Yell are expected to resign from the Board upon the completion of the separation in order to become members of the board of directors of SpinCo. The conditional resignations of Messrs. Goodyear, Ryan, Seaver and Stewart and Ms. Gomes from the Board are not due to any disagreements with us on any matters relating to our operations, policies or practices.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1

Senior Secured Credit Agreement, dated as of July 8, 2011, by and among Exterran Holdings, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, BNP Paribas, Credit Agricole Corporate and Investment Bank, Royal Bank of Canada and The Royal Bank of Scotland plc, as Co-Syndication Agents, and the other lenders signatory thereto, incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 14, 2011 (portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text) and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

10.2

Credit Agreement by and among Exterran Holdings, Inc., Archrock Services, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, dated as of July 10, 2015.

10.3

Credit Agreement by and among Exterran Corporation, Exterran Energy Solutions, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, dated as of July 10, 2015.

99.1	Press Release of Exterran Holding, Inc., titled “Exterran Holdings Announces Preliminary Second Quarter Financial Results of Businesses to Be Spun-off,” dated July 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

July 15, 2015	By:	/s/ Kenneth R. Bickett
Kenneth R. Bickett
Vice President, Controller

Exhibit Index

Exhibit No.	Description
10.1

Senior Secured Credit Agreement, dated as of July 8, 2011, by and among Exterran Holdings, Inc., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, BNP Paribas, Credit Agricole Corporate and Investment Bank, Royal Bank of Canada and The Royal Bank of Scotland plc, as Co-Syndication Agents, and the other lenders signatory thereto, incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 14, 2011 (portions of this exhibit have been omitted by redacting a portion of the text (indicated by asterisks in the text) and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

10.2

Credit Agreement by and among Exterran Holdings, Inc., Archrock Services, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, dated as of July 10, 2015.

10.3

Credit Agreement by and among Exterran Corporation, Exterran Energy Solutions, L.P., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, dated as of July 10, 2015.

99.1	Press Release of Exterran Holding, Inc., titled “Exterran Holdings Announces Preliminary Second Quarter Financial Results of Businesses to Be Spun-off,” dated July 13, 2015.